The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.rn.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN

JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUE IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Zip Code	Count	Balance	Percent
01532	1	245,084.83	0.088
01701	1	267,200.00	0.096
01746	1	547,000.00	0.197
01748	1	445,000.00	0.16
01760	1	500,000.00	0.18
01772	1	400,000.00	0.144
01776	1	453,500.00	0.163
01778	2	1,999,540.61	0.721
01835	1	297,600.00	0.107
01844	1	265,900.00	0.096
01880	1	345,168.13	0.124
01970	1	230,000.00	0.083
02026	3	1,059,031.10	0.382
02067	1	492,000.00	0.177
02093	1	280,756.18	0.101
02110	1	258,000.00	0.093
02114	1	560,000.00	0.202
02115	3	595,516.18	0.215
02116	2	1,975,500.00	0.712
02118	2	1,103,187.27	0.398
02127	1	280,000.00	0.101
02129	1	280,000.00	0.101
02130	1	108,110.00	0.039
02131	1	420,000.00	0.151
02135	1	252,582.30	0.091
02140	1	620,000.00	0.224
02143	1	247,000.00	0.089
02148	1	247,920.00	0.089
02170	1	355,000.00	0.128
02351	1	280,000.00	0.101
02421	2	1,129,200.00	0.407
02459	1	594,000.00	0.214
02465	1	368,000.00	0.133
02467	1	1,230,000.00	0.443
02481	1	1,400,000.00	0.505
02482	1	393,000.00	0.142
02492	1	680,000.00	0.245
02539	1	190,000.00	0.068
02557	2	956,650.00	0.345
02568	1	120,000.00	0.043
02649	1	839,974.35	0.303
02657	2	1,179,850.00	0.425
02770	1	456,722.30	0.165
02840	1	296,000.00	0.107
03110	1	500,833.88	0.181
03287	1	200,000.00	0.072
06067	1	327,329.55	0.118
06111	1	316,000.00	0.114
06513	1	199,401.21	0.072
06516	1	175,000.00	0.063
06770	1	271,984.00	0.098
06810	1	439,079.02	0.158
06824	2	884,433.73	0.319
06854	1	198,639.22	0.072
06890	1	823,100.00	0.297
06903	1	502,000.00	0.181
07020	1	500,000.00	0.18
07024	1	311,200.00	0.112

07043	1	608,753.11	0.219
07076	1	982,023.00	0.354
07405	1	800,000.00	0.288
07645	1	637,000.00	0.23
07728	3	810,500.00	0.292
07760	1	490,000.00	0.177
07920	1	480,000.00	0.173
08008	1	1,399,993.00	0.505
08050	1	537,600.00	0.194
08088	1	259,493.29	0.094
08248	1	800,000.00	0.288
08721	1	177,000.00	0.064
08831	1	503,400.00	0.181
10001	3	3,025,500.00	1.091
10011	2	2,080,000.00	0.75
10013	1	2,550,000.00	0.919
10014	3	1,391,750.00	0.502
10019	1	984,200.00	0.355
10023	2	1,207,977.85	0.435
10025	1	420,000.00	0.151
10036	1	371,280.00	0.134
10940	1	191,250.00	0.069
10954	1	189,000.00	0.068
11005	1	412,000.00	0.149
11050	1	2,000,000.00	0.721
11105	1	490,000.00	0.177
11204	1	431,137.73	0.155
11209	1	80,000.00	0.029
11215	1	790,598.62	0.285
11231	1	400,000.00	0.144
11354	1	343,391.32	0.124
11360	2	1,630,155.44	0.588
11362	1	549,920.83	0.198
11369	1	420,000.00	0.151
11507	1	648,649.42	0.234
11510	1	600,489.78	0.216
11576	1	454,614.66	0.164
11580	1	450,500.00	0.162
11742	1	339,645.02	0.122
11743	1	1,000,000.00	0.36
11763	1	217,105.69	0.078
11791	1	573,000.00	0.207
11963	1	900,000.00	0.324
15143	1	751,650.00	0.271
15228	1	200,000.00	0.072
15243	1	499,439.72	0.18
18419	1	192,000.00	0.069
18436	2	224,482.29	0.081
19343	1	466,000.00	0.168
19355	1	631,150.64	0.228
19380	2	1,516,499.55	0.547
19437	1	1,336,000.00	0.482
19807	1	499,401.44	0.18
19970	1	493,735.75	0.178
20007	1	1,000,000.00	0.36
20112	1	520,000.00	0.187
20120	1	546,455.46	0.197
20602	1	419,750.00	0.151
20772	1	431,100.00	0.155

20774	1	444,050.00	0.16
20816	1	489,463.66	0.176
20832	1	485,000.00	0.175
20852	1	498,600.00	0.18
20886	1	435,087.40	0.157
20901	1	351,000.00	0.127
21012	1	570,000.00	0.205
21043	1	485,000.00	0.175
21071	1	431,900.00	0.156
21076	1	441,120.00	0.159
21117	1	192,605.49	0.069
21122	1	454,081.91	0.164
21133	1	540,200.00	0.195
21286	1	450,000.00	0.162
21811	1	480,000.00	0.173
22026	1	478,145.89	0.172
22030	1	500,000.00	0.18
22033	1	504,000.00	0.182
22101	1	568,000.00	0.205
22124	1	485,000.00	0.175
22153	1	499,979.98	0.18
22201	1	527,461.68	0.19
22314	1	507,000.00	0.183
22315	1	424,000.00	0.153
22553	1	540,000.00	0.195
23322	1	477,000.00	0.172
24121	1	469,000.00	0.169
27519	1	437,175.12	0.158
27613	1	609,000.00	0.22
28207	1	1,000,000.00	0.36
28803	1	552,000.00	0.199
29928	1	506,000.00	0.182
30024	1	472,800.00	0.17
30040	1	474,766.62	0.171
30067	1	693,750.00	0.25
30517	1	475,000.00	0.171
31024	1	499,999.99	0.18
31046	1	448,000.00	0.161
31328	1	585,000.00	0.211
32082	1	375,000.00	0.135
32127	1	500,000.00	0.18
32257	1	521,500.00	0.188
32548	1	443,222.35	0.16
32566	1	550,000.00	0.198
32578	1	558,000.00	0.201
32686	1	496,000.00	0.179
32776	1	560,000.00	0.202
32789	1	1,368,750.00	0.493
32803	1	503,000.00	0.181
32819	1	700,000.00	0.252
32937	1	1,000,000.00	0.36
33027	1	469,984.77	0.169
33060	1	580,000.00	0.209
33062	1	632,000.00	0.228
33064	1	137,238.40	0.049
33076	2	1,576,325.98	0.568
33139	2	1,390,499.75	0.501
33143	1	522,579.61	0.188
33146	1	513,600.00	0.185

33156	1	813,750.00	0.293
33160	4	1,791,000.00	0.646
33301	1	330,000.00	0.119
33305	1	540,150.00	0.195
33319	1	204,000.00	0.074
33321	1	150,000.00	0.054
33330	1	1,000,000.00	0.36
33431	1	856,500.00	0.309
33436	1	705,050.00	0.254
33437	1	598,744.12	0.216
33446	1	653,000.00	0.235
33458	1	430,400.00	0.155
33467	1	490,000.00	0.177
33487	3	2,180,187.08	0.786
33759	1	540,000.00	0.195
33782	1	549,000.00	0.198
33931	1	100,000.00	0.036
34102	1	599,812.50	0.216
34108	1	1,350,000.00	0.487
34109	1	650,000.00	0.234
34120	1	494,397.34	0.178
34135	1	631,900.00	0.228
34202	1	360,500.00	0.13
34442	1	193,245.46	0.07
34746	1	327,360.79	0.118
34990	1	475,000.00	0.171
35209	1	615,000.00	0.222
35242	1	700,000.00	0.252
36542	3	1,321,973.51	0.477
36561	2	1,012,000.00	0.365
39402	1	479,000.00	0.173
40023	1	459,211.97	0.166
40205	1	455,250.00	0.164
40207	1	470,000.00	0.169
40245	1	598,744.12	0.216
40504	1	649,000.00	0.234
43015	1	567,000.00	0.204
43026	1	498,481.54	0.18
43065	1	492,000.00	0.177
44023	1	193,633.31	0.07
45011	1	529,000.00	0.191
45040	1	454,600.00	0.164
45044	1	650,000.00	0.234
46034	1	455,045.54	0.164
48025	1	529,497.12	0.191
48065	1	650,000.00	0.234
48161	1	639,299.48	0.23
48198	1	613,500.00	0.221
48236	1	418,200.00	0.151
48301	2	1,466,741.30	0.529
48302	1	650,000.00	0.234
48306	2	1,304,068.80	0.47
48346	1	423,800.00	0.153
49301	1	819,000.00	0.295
49431	1	618,000.00	0.223
53058	1	484,800.00	0.175
53097	1	975,000.00	0.351
53213	1	469,509.29	0.169
53575	1	747,432.25	0.269

54545	1	397,833.00	0.143
55082	1	579,394.45	0.209
55102	1	460,000.23	0.166
55123	1	600,000.00	0.216
55127	1	558,882.25	0.201
55311	2	1,052,154.55	0.379
55347	2	1,044,578.18	0.377
55372	1	940,877.79	0.339
55443	2	877,316.55	0.316
59802	1	140,000.00	0.05
59868	1	500,000.00	0.18
60004	1	438,060.26	0.158
60010	1	500,000.00	0.18
60015	3	1,481,416.82	0.534
60016	1	246,751.85	0.089
60025	2	1,700,076.52	0.613
60045	3	1,938,690.23	0.699
60046	1	324,000.00	0.117
60047	1	780,000.00	0.281
60060	1	515,885.92	0.186
60061	1	441,198.69	0.159
60062	1	500,000.00	0.18
60068	1	650,000.00	0.234
60083	1	479,416.35	0.173
60090	1	200,000.00	0.072
60091	1	554,420.55	0.2
60120	1	336,080.35	0.121
60126	3	1,474,808.31	0.532
60143	1	327,000.00	0.118
60174	1	936,412.96	0.338
60187	1	448,100.00	0.162
60201	3	1,765,468.92	0.636
60202	1	655,000.00	0.236
60431	1	440,000.00	0.159
60439	1	548,875.75	0.198
60441	1	307,996.88	0.111
60464	1	490,625.66	0.177
60491	1	468,083.57	0.169
60504	1	468,063.89	0.169
60514	1	1,150,000.00	0.415
60521	1	1,000,000.00	0.36
60527	1	449,143.82	0.162
60540	1	863,160.24	0.311
60558	1	447,273.87	0.161
60559	1	448,702.60	0.162
60564	2	1,166,399.67	0.42
60607	1	474,500.00	0.171
60610	2	1,019,000.00	0.367
60611	1	527,486.82	0.19
60614	2	1,916,926.36	0.691
60618	1	588,000.00	0.212
60626	1	1,890,000.00	0.681
60640	1	745,973.22	0.269
60647	2	872,181.50	0.314
60657	2	1,341,242.90	0.483
63005	1	817,309.01	0.295
63122	1	560,000.38	0.202
63124	1	1,000,000.00	0.36
63131	1	977,948.74	0.353

63304	1	479,956.23	0.173
63366	1	439,121.77	0.158
63376	1	206,000.00	0.074
63385	1	427,273.87	0.154
64113	1	436,000.00	0.157
66223	1	600,000.00	0.216
72916	1	500,000.00	0.18
75078	1	511,900.00	0.185
75248	1	988,000.00	0.356
77027	1	449,320.00	0.162
77082	1	566,838.97	0.204
77401	3	1,931,867.27	0.696
78238	1	86,935.16	0.031
78597	1	552,000.00	0.199
78746	2	1,192,045.62	0.43
80027	1	608,000.00	0.219
80104	1	1,000,000.00	0.36
80465	1	788,458.69	0.284
80504	1	532,000.00	0.192
83615	1	600,000.00	0.216
84098	1	998,900.00	0.36
84738	1	497,322.89	0.179
85018	2	1,548,597.70	0.558
85050	1	484,758.10	0.175
85086	1	580,000.00	0.209
85207	1	590,000.00	0.213
85213	1	774,940.58	0.279
85215	1	508,500.00	0.183
85248	3	1,340,423.35	0.483
85249	1	215,000.37	0.078
85254	2	1,018,250.00	0.367
85255	6	3,819,061.79	1.377
85257	1	148,640.00	0.054
85259	1	463,541.73	0.167
85260	2	1,595,238.55	0.575
85262	2	962,000.00	0.347
85268	2	1,697,453.09	0.612
85283	1	210,000.00	0.076
85296	1	432,017.70	0.156
85297	1	444,000.00	0.16
85331	2	1,024,999.96	0.369
85340	1	573,993.31	0.207
85345	1	440,500.00	0.159
85383	1	579,866.14	0.209
85396	1	423,950.00	0.153
85750	1	632,000.00	0.228
86001	1	560,887.41	0.202
89015	1	584,417.63	0.211
89129	1	509,850.00	0.184
89131	1	653,000.00	0.235
89436	1	425,656.00	0.153
89512	1	500,000.00	0.18
90046	1	506,982.59	0.183
90275	1	650,000.00	0.234
90293	2	804,230.46	0.29
90731	1	464,000.00	0.167
90806	1	630,000.00	0.227
91101	1	545,600.00	0.197
91103	1	658,000.00	0.237

91301	1	560,000.00	0.202
91302	1	800,000.00	0.288
91303	1	455,000.00	0.164
91320	1	630,000.00	0.227
91342	1	503,955.30	0.182
91354	1	676,000.00	0.244
91360	1	442,000.00	0.159
91423	1	630,000.00	0.227
91604	1	525,000.00	0.189
91710	1	498,928.43	0.18
91910	1	427,500.00	0.154
92004	1	485,000.00	0.175
92078	1	420,000.00	0.151
92082	1	914,884.38	0.33
92127	2	1,149,190.13	0.414
92128	1	968,000.00	0.349
92129	1	590,000.00	0.213
92131	1	422,082.98	0.152
92270	1	473,500.00	0.171
92336	1	459,073.07	0.165
92620	1	479,111.02	0.173
92627	1	540,999.71	0.195
92629	1	560,000.00	0.202
92630	1	632,800.00	0.228
92646	2	1,138,500.00	0.41
92673	1	997,500.00	0.36
92677	2	995,000.00	0.359
92688	1	511,700.00	0.184
92691	2	1,219,404.88	0.44
92692	1	437,940.52	0.158
92694	1	457,200.00	0.165
92706	1	458,600.00	0.165
92801	1	313,430.75	0.113
92807	1	565,000.00	0.204
92841	1	486,982.81	0.176
92869	1	675,000.00	0.243
92882	2	1,057,300.00	0.381
92886	1	685,000.00	0.247
93003	1	581,000.00	0.209
93015	1	433,000.00	0.156
93065	4	2,184,331.51	0.787
93308	1	535,000.00	0.193
94043	1	526,500.00	0.19
94103	1	980,000.00	0.353
94131	1	561,027.42	0.202
94306	1	535,900.00	0.193
94501	1	502,000.00	0.181
94538	1	438,000.00	0.158
94549	1	574,000.00	0.207
94555	1	459,519.73	0.166
94588	1	563,975.71	0.203
94598	1	806,250.00	0.291
95117	1	437,000.00	0.158
95123	1	358,997.00	0.129
95127	1	608,000.00	0.219
95129	2	989,429.07	0.357
95130	1	543,496.15	0.196
95136	1	650,000.00	0.234
95336	1	462,600.00	0.167

95630	1	450,000.00	0.162
95687	1	330,000.00	0.119
95864	1	448,000.00	0.161
95949	1	222,000.00	0.08
96712	1	686,250.00	0.247
96793	1	364,217.75	0.131
97221	1	621,184.27	0.224
98006	1	465,598.32	0.168
98021	1	446,795.72	0.161
98027	1	542,500.00	0.196
98077	1	624,000.00	0.225
98117	1	538,896.20	0.194
98122	1	478,341.02	0.172
98671	1	448,400.00	0.162

Grand Total:	503	277,403,071.98	100

(Non-Zero) WA Front DTI	24.62
(Non-Zero) WA Back DTI	33.64
WA CLTV	72.26

DTI Front	Loan Count	Current Remaining Balance	Pct(%) of Total Balance	WA Coupon	WALA	WA SCOREFICO	WA LTV	PCT (%) Full Doc	% Owner Occupied	% Single Family	Pct (%) Purchase	Pct (%) IO
0	1	$258,000.00	0.09	7.0000	0	627	60	0	0	0	100	100
0.01 - 5.00	10	4,967,230.59	1.79	5.9120	1.87	750.27	74.9	95.97	44.75	39.75	83.36	59.88
5.01 - 10.00	27	14,172,669.51	5.11	5.9510	1.93	751.75	67.09	84.31	51.82	48.89	51.68	86.93
10.01 -15.00	54	30,996,956.56	11.17	5.9660	1.48	745.82	63.4	64.18	75.46	48.63	28.34	81.39
15.01 - 20.00	73	40,072,689.96	14.45	5.8920	2.25	729.26	70.02	81.14	94.36	57.09	43.91	77.94
20.01 - 25.00	81	47,686,935.04	17.19	5.9770	1.9	737.04	69.55	68.3	94.67	63.54	49.15	69.47
25.01 - 30.00	117	65,727,151.34	23.69	5.8460	2.29	741.52	71.61	90.81	99.57	67.5	45.14	73.37
30.01 - 35.00	73	38,203,653.60	13.77	5.9220	1.76	738.78	72.37	75.69	99.61	66.04	54.56	70.14
35.01 - 40.00	36	17,980,770.78	6.48	6.0150	1.99	751.49	70.6	89.32	100	48.1	47.98	65.24
40.01 - 45.00	18	9,223,558.43	3.32	5.9580	2.14	728.94	68.49	85.84	99.19	57.25	48.76	36.56
45.01 - 50.00	10	5,893,805.07	2.12	5.9850	1.14	740.96	68.87	100	100	32.29	44.58	45.98
55.01 - 60.00	2	869,651.10	0.31	5.9320	2.71	758.99	51.7	100	100	70.96	0	0
60.01 - 65.00	1	1,350,000.00	0.49	5.8750	4	784	56.84	100	100	100	100	100

Total:	503	$277,403,071.98	100	5.924	1.99	740.13	69.67	80.17	91.8	59.32	46.56	71.85

DTI Back	Loan Count	Current Remaining Balance	Pct(%) of Total Balance	WA Coupon	WALA	WA SCOREFICO	WA LTV	PCT (%) Full Doc	% Owner Occupied	% Single Family	Pct (%) Purchase	Pct (%) IO
0	2	$677,750.00	0.24	6.613	0.62	667.26	72.38	61.93	61.93	0	100	100
0.01 - 5.00	1	936,412.96	0.34	5.875	3	809	80	100	100	0	100	0
5.01 - 10.00	5	2,428,505.66	0.88	5.813	2.83	760.81	63.33	100	81.75	59.84	61.08	73.78
10.01 - 15.00	10	4,461,666.10	1.61	5.857	2.79	778.48	49.52	95.02	98.21	49.83	23.59	41
15.01 - 20.00	35	18,701,473.24	6.74	5.974	2.07	735.96	69.55	90.94	93.69	58.15	43.29	88.39
20.01 - 25.00	36	24,071,875.32	8.68	5.892	1.98	736.17	67.75	79.68	95.91	45.35	52.46	82.24
25.01 - 30.00	72	39,274,156.81	14.16	5.926	2.19	748.46	65.67	67.58	91.96	57.69	35.25	66.7
30.01 - 35.00	93	51,262,979.44	18.48	5.865	2.2	738.82	70.69	80.37	92.86	59.55	54.08	79.99
35.01 - 40.00	129	71,481,348.77	25.77	5.926	1.92	736.5	71.54	79.51	94.88	69.4	40.13	84.32
40.01 - 45.00	61	32,716,440.53	11.79	5.911	1.8	746.89	73.35	83.51	92.64	59.01	57.48	51
45.01 - 50.00	43	22,972,994.24	8.28	6.011	1.33	728.36	71.92	86.36	84.89	54.97	55.15	34.22
50.01 - 55.00	9	4,731,321.30	1.71	6.104	1.26	732.96	65.05	58.15	33.16	42.25	23.86	87.32
55.01 - 60.00	5	2,083,565.31	0.75	6.15	2.3	729.75	63.52	100	86.87	48.48	3.59	57.26
65.01 - 70.00	2	1,602,582.30	0.58	5.954	3.68	766.19	54.21	100	100	84.24	84.24	84.24

Total:	503	$277,403,071.98	100	5.924	1.99	740.13	69.67	80.17	91.8	59.32	46.56	71.85

Combined LTV	Loan Count	Current Remaining Balance	Pct(%) of Total Balance	WA Coupon	WALA	WA SCOREFICO	WA LTV	PCT (%) Full Doc	% Owner Occupied	% SF	Pct (%) Purchase	Pct (%) IO
10.01 - 15.00	1	$454,614.66	0.16	5.25	6	784	10.9	100	100	100	0	0
20.01 - 25.00	1	499,490.23	0.18	5.875	1	755	20.58	100	100	100	100	0
25.01 - 30.00	2	1,200,793.82	0.43	5.937	3.88	708.54	27.54	62.6	100	100	0	62.6
30.01 - 35.00	1	490,000.00	0.18	5.875	3	685	31.49	100	100	100	0	100
35.01 - 40.00	7	2,533,983.51	0.91	5.866	2.05	763.9	37.49	85.12	56.63	95.73	0	100
40.01 - 45.00	17	10,229,364.70	3.69	5.932	1.5	740.19	42.93	59.49	99.22	69.21	10.74	72.33
45.01 - 50.00	15	7,249,651.43	2.61	6.015	1.94	728.83	48.28	72.43	86.21	58.49	12.41	79.38
50.01 - 55.00	16	7,953,000.14	2.87	5.818	2.19	762.38	53.38	82.85	89.94	55.36	3.1	86
55.01 - 60.00	38	20,142,068.22	7.26	6.075	2.27	742.43	58.13	70.35	85.7	61.01	23.78	70.57
60.01 - 65.00	27	16,866,862.27	6.08	5.96	1.87	758.72	62.68	83.26	100	53.92	33	82.15
65.01 - 70.00	70	41,173,067.45	14.84	5.999	1.83	739.14	68.04	68.77	90.6	60.96	20.97	77.48
70.01 - 75.00	60	36,670,510.93	13.22	5.91	1.76	741.66	72.63	76.78	87.35	62.66	46.96	79.81
75.01 - 80.00	161	86,112,704.21	31.04	5.845	1.99	740.6	77.97	87.41	91.04	54.48	65.74	65.53
80.01 - 85.00	11	6,410,809.22	2.31	5.952	1.94	735.64	74.76	96.99	96.99	69.94	33.8	51.03
85.01 - 90.00	61	34,911,907.74	12.59	5.924	2.36	727.18	77.16	85.54	99.11	60.85	77.1	68.62
90.01 - 95.00	14	4,274,243.45	1.54	6.161	1.42	730.69	83.1	89.91	96.5	38.76	100	56.85
95.01 - 100.00	1	230,000.00	0.08	6.375	1	689	80	100	100	0	100	100

Total:	503	$277,403,071.98	100	5.924	1.99	740.13	69.67	80.17	91.8	59.32	46.56	71.85

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.rn.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN

JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUE IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Fico Range	FICO 581-590	FICO 591-600	FICO 601-610	FICO 611-620	FICO 621-630	FICO 631-640	FICO 641-650	FICO 651-660	FICO 661-670	FICO 671-680
Full Documentation (%)	0.07	0	0	0.2	0	0.69	1.76	2.36	3.81	3.91
Simultaneous Seconds (%)	0	0	0	0	0	1.65	1.82	1.62	10.57	3.13
Interest Only (%)	0.08	0	0.1	0.22	0.13	0.77	1.15	1.79	4.15	3.16
Weighted Average LTV	47.62	0	47.5	80	60	68.46	71.47	66.59	69.94	68.6

Total Loans:	1	0	1	1	1	2	7	11	15	20

Total Balance:	150,000.00	0	190,000.00	448,000.00	258,000.00	1,526,500.00	3,917,153.04	6,258,140.81	9,485,613.20	9,399,997.05

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.rn.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN

JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUE IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

IO Term	Count	Balance	PCT
0	149	78,083,270.46	28.15
60	257	142,908,131.22	51.52
84	4	958,525.00	0.35
120	93	55,453,145.30	19.99

Grand Total:	503	277,403,071.98	100

DTI Front	Count	Balance	PCT
0.00 - 4.99	11	5,225,230.59	1.884
5.00 - 9.99	27	14,172,669.51	5.109
10.00 - 14.99	53	29,996,956.56	10.813
15.00 - 19.99	74	41,072,689.96	14.806
20.00 - 24.99	81	47,686,935.04	17.19
25.00 - 29.99	115	64,321,013.61	23.187
30.00 - 34.99	74	39,135,762.26	14.108
35.00 - 39.99	37	18,454,799.85	6.653
40.00 - 44.99	18	9,223,558.43	3.325
45.00 - 49.99	10	5,893,805.07	2.125
55.00 - 59.99	2	869,651.10	0.313
60.00 - 64.99	1	1,350,000.00	0.487

Grand Total:	503	277,403,071.98	100

DTI Back	Count	Balance	PCT
0.00 - 4.99	3	1,614,162.96	0.582
5.00 - 9.99	5	2,428,505.66	0.875
10.00 - 14.99	10	4,461,666.10	1.608
15.00 - 19.99	34	17,701,473.24	6.381
20.00 - 24.99	37	25,071,875.32	9.038
25.00 - 29.99	72	39,274,156.81	14.158
30.00 - 34.99	93	51,262,979.44	18.48
35.00 - 39.99	127	70,442,548.77	25.394
40.00 - 44.99	61	32,257,917.64	11.629
45.00 - 49.99	44	23,492,368.39	8.469
50.00 - 54.99	10	5,709,270.04	2.058
55.00 - 59.99	5	2,083,565.31	0.751
65.00 - 69.99	2	1,602,582.30	0.578

Grand Total:	503	277,403,071.98	100

States	Count	Balance	PCT
Alabama	7	3,648,973.51	1.315
Arizona	38	21,068,619.78	7.595
Arkansas	1	500,000.00	0.18
California	80	43,680,423.62	15.746
Colorado	4	2,928,458.69	1.056
Connecticut	11	4,136,966.73	1.491
Delaware	2	993,137.19	0.358
District of Columbia	1	1,000,000.00	0.36
Florida	53	30,411,698.15	10.963
Georgia	7	3,649,316.61	1.316
Hawaii	2	1,050,467.75	0.379
Idaho	1	600,000.00	0.216
Illinois	58	34,316,424.48	12.371
Indiana	1	455,045.54	0.164
Kansas	1	600,000.00	0.216
Kentucky	5	2,632,206.09	0.949
Maryland	17	7,598,958.46	2.739
Massachusetts	53	24,947,993.25	8.993
Michigan	13	8,132,106.70	2.932
Minnesota	11	6,113,204.00	2.204

Mississippi	1	479,000.00	0.173
Missouri	9	5,343,610.00	1.926
Montana	2	640,000.00	0.231
Nevada	5	2,672,923.63	0.964
New Hampshire	2	700,833.88	0.253
New Jersey	17	9,296,962.40	3.351
New York	37	25,142,166.36	9.063
North Carolina	4	2,598,175.12	0.937
Ohio	7	3,384,714.85	1.22
Oregon	1	621,184.27	0.224
Pennsylvania	11	5,817,222.20	2.097
Rhode Island	1	296,000.00	0.107
South Carolina	1	506,000.00	0.182
Texas	11	6,278,907.02	2.263
Utah	2	1,496,222.89	0.539
Virginia	14	7,046,043.01	2.54
Washington	7	3,544,531.26	1.278
Wisconsin	5	3,074,574.54	1.108

Grand Total:	503	277,403,071.98	100

Combined LTV	Count	Balance	PCT
10.01 - 20.00	1	454,614.66	0.164
20.01 - 30.00	3	1,700,284.05	0.613
30.01 - 40.00	8	3,023,983.51	1.09
40.01 - 50.00	32	17,479,016.13	6.301
50.01 - 60.00	54	28,095,068.36	10.128
60.01 - 70.00	97	58,039,929.72	20.923
70.01 - 75.00	60	36,670,510.93	13.219
75.01 - 80.00	161	86,112,704.21	31.042
80.01 - 85.00	11	6,410,809.22	2.311
85.01 - 90.00	61	34,911,907.74	12.585
90.01 - 95.00	14	4,274,243.45	1.541
95.01 - 100.00	1	230,000.00	0.083

Grand Total:	503	277,403,071.98	100

Simultaneous Second Percentage:
21.87%

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN

JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUE IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Weighted Average IO Term for Pool 2	71.92
Deal Level Information
WA Front DTI	24.6
WA Back DTI	33.56
WA CLTV	72.26
Silent %	21.87%